UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 21, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, Mr. Joel Staff announced his intention to retire as Chief Executive Officer of Reliant Energy, effective as of Reliant Energy’s annual meeting of stockholders in 2007.  Mr. Staff will remain on the Board of Directors of Reliant Energy as non-executive Chairman.

Upon the effective date of Mr. Staff’s retirement, Mr. Mark Jacobs, 44, currently Executive Vice President and Chief Financial Officer of Reliant Energy, will become President and Chief Executive Officer of Reliant Energy and will be appointed to the Reliant Energy Board of Directors.   Mr. Jacobs has served as Reliant Energy’s Executive Vice President and Chief Financial Officer since July 2002.  He was Executive Vice President and Chief Financial Officer of CenterPoint Energy, Inc. from July 2002 until our separation from it and Managing Director in the Natural Resources Group of Goldman, Sachs & Co. from 1989 to 2002.

In addition, Mr. Brian Landrum, 45, currently Executive Vice President, Operations of Reliant Energy, will become Chief Operating Officer of Reliant Energy upon the effective date of Mr. Staff’s retirement.  Mr. Landrum has served as Reliant Energy’s Executive Vice President, Operations since February 2006.  He was Senior Vice President, Commercial and Retail Operations, Information Technology from February 2005 to February 2006, Senior Vice President, Customer Operations and Information Technology from January 2004 to February 2005; President, Reliant Energy Retail Services from June 2003 to January 2004; and Senior Vice President, Retail Operations from August 2001 to May 2003.

The press release announcing the leadership succession plan is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  We file the following exhibits:

99.1                 Press Release dated February 22, 2007

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including changes in our business plan, and other factors we discuss in our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2005, and in our Form 10-Q for the quarterly period ended September 30, 2006.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: February 26, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

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EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	Press Release dated February 22, 2007